United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

July 20, 2016

Date of Report

[Date of Earliest Event Reported]

THE CASTLE GROUP, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-23338	99-0307845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Ala Moana Boulevard, 3 Waterfront Plaza, Suite 555

Honolulu, Hawaii 96813

(Address of Principal Executive Offices)

(808) 524-0900

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

Mantyla McReynolds LLC ("Mantyla"), the independent registered public accounting firm of The Castle Group, Inc. ("Registrant"), previously announced that it would be merging with BDO USA, LLP, effective as of July 1, 2016. As a result of this transaction, on July 20, 2016, Mantyla informed the Registrant of its intention to resign as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2016.

Mantyla's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through July 20, 2016, there were no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Mantyla, would have caused Mantyla to make reference to the matter in its reports on the financial statements for such years. During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through July 20, 2016, there were no reportable events (as that term is described in 304(a)(1)(v) of Regulation S-K).

The Registrant provided Mantyla with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Mantyla furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from Mantyla is filed as Exhibit 16.1 hereto.

On July 22, 2016, the Audit Committee of the Registrant's Board of Directors engaged BDO USA, LLP as the Registrant's independent registered public accounting firm for the fiscal year ended December 31, 2016. The Registrant has not consulted with BDO USA, LLP during the fiscal years ended December 31, 2015 and 2014 or during the subsequent interim period through the date of engagement of BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as identified in Items 304(a)(2)(i)-(ii) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits.

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

16.1	Mantyla Letter of Concurrence

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CASTLE GROUP, INC.

Date:	July 22, 2016	By:	/s/Rick Wall
Rick Wall, Chief Executive Officer and
Chairman of the Board

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